SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a Party other than the Registrant     | |

Check the appropriate box:

| |   Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Rule 14a-12

                           WAKE FOREST BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:


     2)  Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     4)  Proposed maximum aggregate value of transaction:


     5)  Total fee paid:


| |  Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:


     2)   Form, Schedule or Registration Statement No.:


     3)   Filing Party:


     4)   Date Filed:

                          WAKE FOREST BANCSHARES, INC.



                                              January 18, 2002


Dear Shareholder:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders (the "Meeting") of Wake Forest Bancshares, Inc. (the "Company"), which will be held on February 19, 2002 at 2:00 p.m., local time, at the Wake Forest Police and Justice Center, 401 Elm Avenue, Wake Forest, North Carolina.

         The attached Notice of the 2002 Annual Meeting of Shareholders and proxy statement describe the formal business to be transacted at the Meeting. Directors and officers of the Company, as well as a representative of Dixon Odom PLLC, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending September 30, 2002, will be present at the Meeting to respond to questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of Wake Forest Bancshares, Inc., we thank you for your interest.

                                Sincerely yours,



                                /s/ Anna O. Sumerlin
                                Anna O. Sumerlin
                                President and Chief Executive Officer

                          WAKE FOREST BANCSHARES, INC.
                       302 S. BROOKS STREET, P.O. BOX 1167
                     WAKE FOREST, NORTH CAROLINA 27588-1167
                                 (919) 556-5146

                NOTICE OF THE 2002 ANNUAL MEETING OF SHAREHOLDERS

                      DATE:   TUESDAY, FEBRUARY 19, 2002
                      TIME:   2:00 P.M., LOCAL TIME
                      PLACE:  WAKE FOREST POLICE AND JUSTICE CENTER
                              401 ELM AVENUE, WAKE FOREST, NORTH CAROLINA 27587

         At your 2002 annual meeting, we will ask you to:

         o Elect two directors to serve for a three-year term expiring at the 2005 annual meeting;

              o Howard L. Brown                  o R.W. Wilkinson, III

         o Ratify the appointment of Dixon Odom PLLC, as independent public accountants for the fiscal year ending September 30, 2002; and

         o Transact any other business as may properly come before the annual meeting.

         You may vote at the annual meeting and at any adjournment or postponement thereof if you were a shareholder of Wake Forest Bancshares, Inc. at the close of business on December 28, 2001, the record date.

                                       By Order of the Board of Directors,


                                       /s/ Robert C. White
                                       Robert C. White
                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer
Wake Forest, North Carolina
January 18, 2002

===============================================================================
 YOU ARE CORDIALLY INVITED TO ATTEND THE 2002 ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE PROXY
 CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE ANNUAL
 MEETING.
===============================================================================

                               GENERAL INFORMATION

GENERAL

         We have sent to the shareholders of Wake Forest Bancshares, Inc. (the "Company") this proxy statement and enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote at the 2002 annual meeting. You do not need to attend the annual meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, and your votes will be cast for you at the annual meeting.

         We began mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy card on or about January 18, 2002 to all shareholders entitled to vote. If you owned shares of the Company's common stock at the close of business on December 28, 2001, the record date, you are entitled to vote at the annual meeting. On the record date, there were 1,155,026 shares of common stock issued and outstanding.

QUORUM REQUIREMENT

         A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, of holders of at least a majority of the total number of votes eligible to be cast in election of directors generally by the holders of the outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum.

VOTING RIGHTS

         You are entitled to one vote at the annual meeting for each share of the Company's common stock that you owned of record at the close of business on December 28, 2001. The number of shares you own (and may vote) is listed at the top of the back of the proxy card.

         You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting, and obtain and submit a ballot, which we will provide to you at the annual meeting. To vote by proxy, you must complete, sign and return the enclosed proxy card. If you properly complete your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. IF YOU SIGN THE PROXY CARD BUT DO NOT SPECIFY HOW YOU WANT TO VOTE YOUR SHARES, YOUR PROXY WILL VOTE YOUR SHARES FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

         If any other matter is presented, your proxy will vote the shares represented by all properly executed proxies on such matters as a majority of the Board of Directors determines. As of the date of this proxy statement, we know of no other matters that may be presented at the annual meeting, other than those listed in this proxy statement.

VOTE REQUIRED

PROPOSAL 1: Elect                   The two nominees for director who receive
Two Directors                       the most votes will be elected. So, if you
                                    do not vote for a nominee, or you indicate
                                    "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. You may not vote your shares cumulatively for the election of directors.


PROPOSAL 2: Ratify                  The affirmative vote of a majority of the
the Appointment of                  shares present in person or by proxy at the
Independent Public                  annual meeting and entitled to vote on this
Accountants                         proposal is required to ratify the
                                    appointment of Dixon Odom PLLC as the
                                    Company's independent certified public
                                    accountants. So, if you "abstain" from
                                    voting, it has the same effect as if you voted "against" this proposal.


PROPOSAL 3:                         The affirmative vote of a majority of the
Authorize the Board                 shares present in person or by proxy at the
of Directors to Direct              annual meeting and entitled to vote on this
the Vote of the                     proposal is required to authorize the board
Proxies upon Such                   of directors to direct the vote of the
Other Matters as                    proxies upon such other matters as may
May Properly Come                   properly come before the annual meeting. So,
Before the Annual                   if you "abstain" from voting, it has the
Meeting                             same effect as if you voted "against" this
                                    proposal.

EFFECT OF BROKER NON-VOTES

         If your broker holds shares that you own in "street name," the broker may vote your shares on Proposals 1 and 2 listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a "broker non-vote." Here is the effect of a "broker non-vote."

o PROPOSAL 1: Elect Two Directors. A broker non-vote would have no effect on the outcome of this proposal because only a plurality of votes cast is required to elect a director.

o PROPOSAL 2: Ratify the Appointment of Independent Public Accountants. A broker non-vote would have no effect on the outcome of this proposal.

o PROPOSAL 3: Authorize the Board of Directors to Direct the Vote of the Proxies upon Such Other Matters as May Properly Come Before the Annual Meeting. A broker non-vote would have no effect on the outcome of this proposal.

CONFIDENTIAL VOTING POLICY

         The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspectors of Election and our tabulating agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is exercised by:

o        Filing with the Company a letter revoking the proxy;

o        Submitting another signed proxy with a later date; and

o Attending the annual meeting and voting in person, if you file a written revocation with the Secretary of the annual meeting prior to the voting of the proxy.

         IF YOUR SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation include a valid proxy from the registered holder of your shares confirming your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company and Wake Forest Federal Savings & Loan Association (the "Association") may solicit proxies by:

o        mail;
o        telephone; or
o        other forms of communication.

         We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

OBTAINING AN ANNUAL REPORT ON FORM 10-KSB

         If you would like a copy of our Annual Report on Form 10-KSB for the year ended September 30, 2001, which has been filed with the Securities and Exchange Commission ("SEC"), we will send you one (without exhibits) free of charge. Please write to:

                           Robert C. White
                           Secretary
                           Wake Forest Bancshares, Inc.
                           302 S. Brooks Street
                           Wake Forest, North Carolina 27587

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table contains common stock ownership information for persons known to the Company to "beneficially own" 5% or more of the Company's common stock as of December 28, 2001. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) after December 28, 2001. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Company. In this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

   NAME AND ADDRESS OF                  AMOUNT AND NATURE OF
   BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP           PERCENT
-------------------------             -------------------------      -----------
Wake Forest Bancorp, M.H.C.                    635,000                   55.0%
302 S. Brooks Street, P.O. Box 1167
Wake Forest, North Carolina 27588-1167


SECURITY OWNERSHIP OF MANAGEMENT

         The following table shows the number of shares of the Company's common stock beneficially owned by each director and each executive officer of the Company and the Association, whose annual salary and bonus for 2001 was at least $100,000 (the "named executive officers"), and all directors and executive officers of the Company as a group, as of December 28, 2001. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.



                                                                        AMOUNT AND NATURE             PERCENT OF
                                        POSITION WITH                     OF BENEFICIAL              COMMON STOCK
        NAME                             THE COMPANY                     OWNERSHIP(1)(2)              OUTSTANDING
----------------------       --------------------------------          -------------------           -------------
Anna O. Sumerlin             Director, President and Chief                 34,813(3)                       3.01%
                             Executive Officer
Robert C. White              Vice President, Chief Financial                3,948(4)                       *
                             Officer, Secretary and Treasurer
Paul K. Brixhoff             Director                                       7,767(5)                       *
John D. Lyon                 Director                                      28,347(6)                       2.45%
Harold R. Washington         Director                                       4,567(7)                       *
R.W. Wilkinson, III          Director and Vice-Chairman                     7,767(8)                       *
William S. Wooten            Director                                       1,325(9)                       *
Howard L. Brown              Director, Chairman of the Board                8,267(10)                      *
Leelan A. Woodlief           Director                                       6,267(11)                      *
Rodney M. Privette           Director                                         950                          *
All directors and executive officers as a group (11) persons              113,068                          9.79%


------------------

*    Less than one percent
(1) See "Principal Shareholders of the Company" for a definition of "beneficial ownership." All persons in the table have sole voting and investment power, except as otherwise indicated.
(2) The figures shown for Ms. Sumerlin do not include 7,357 shares held in trust pursuant to the Employee Stock Ownership Plan of Wake Forest Federal Savings & Loan Association ("ESOP") that have not been allocated to any individual's account and as to which Ms. Sumerlin shares voting power with other ESOP participants and the Association's Compensation Committee (consisting of Messrs. Woodlief, Brown and Wilkinson (the "ESOP Committee"). The figure shown for all directors and executive officers as a group includes such 7,357 shares as to which the members of the ESOP Committee may be deemed to have sole investment power, except in limited circumstances, thereby causing each committee member to be deemed a beneficial owner of such shares. Each of the members of the ESOP Committee disclaims beneficial ownership of such shares and, accordingly, such shares are not attributed to the members of the ESOP Committee individually. See "Compensation of Directors and Executive Officers - Benefits - Employee Stock Ownership Plan and Trust."
(3) Includes 4,085 shares as to which Ms. Sumerlin may be deemed to share voting and investment power; includes options to purchase 13,500 shares of common stock at $12.75 per share option plan granted under the Wake Forest Federal Savings & Loan Association 1997 Stock Option Plan (the "Option Plan"); includes 5,565 shares of common stock granted under the Wake Forest Federal Savings & Loan Association 1997 Recognition and Retention Plan ("RRP"); includes 9,347 shares of common stock allocated to Ms. Sumerlin under the ESOP as to which she has voting power, but no investment power except in limited circumstances; and includes 2,316 shares of common stock held in Ms. Sumerlin's individual retirement account.
(4) Includes 2,448 shares of common stock allocated to Mr. White under the ESOP as to which he has voting power, but no investment power except in limited circumstances.
(5) Includes options to purchase 2,314 shares of common stock at $12.75 per share granted under Option Plan and 953 shares of common stock granted under the RRP.
(6) Includes 19,695 shares as to which Mr. Lyon may be deemed to share voting and investment power; and includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan and 953 shares of common stock granted under the RRP.
(7) Includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan and 953 shares of common stock granted under the RRP.
(8) Includes 900 shares as to which Mr. Wilkinson may be deemed to share voting and investment power; and includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan and 953 shares of common stock granted under the RRP.
(9) Includes 675 shares as to which Mr. Wooten may be deemed to share voting and investment power.
(10) Includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan and 953 shares of common stock granted under the RRP.
(11) Includes options to purchase 2,314 shares of common stock at $12.75 per share granted under the Option Plan and 953 shares of common stock granted under the RRP.

                       ----------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                       ----------------------------------

GENERAL

         The Board has nominated two persons for election as directors at the annual meeting. All two nominees are currently serving on the Company's Board of Directors. If you elect the nominees, they will hold office until the annual meeting in 2005, or until their successors have been elected.

         We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected.



                                                 DIRECTOR          TERM              POSITION(S) HELD WITH THE
        NOMINEES                    AGE(1)       SINCE (2)        EXPIRES                     COMPANY
----------------------------      ---------     -----------     -----------      ----------------------------------
Howard L. Brown                       74            1986            2002           Director and Chairman of the
                                                                                              Board
R.W. Wilkinson, III                   73            1992            2002           Director and Vice-Chairman

CONTINUING DIRECTORS
---------------------------
Paul K. Brixhoff                      80            1970            2003                      Director
Anna O. Sumerlin                      55            1993            2003            Director, President and Chief
                                                                                          Executive Officer
Harold R. Washington                  76            1969            2003                      Director
John D. Lyon                          64            1988            2004                      Director
Rodney M. Privette                    46            1997            2004                      Director
Leelan A. Woodlief                    75            1988            2004                      Director
William S. Wooten                     44            1997            2004                      Director


------------------

(1)  As of September 30, 2001.
(2)  Includes service on the Board of Directors of the Association.

         The principal occupation and business experience of each nominee for election as director and each continuing director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five years.

BIOGRAPHICAL INFORMATION

         The following information relates to the directors and executive officers of the Company and the Association. Unless otherwise indicated, each director and executive officer has held his or her current occupation for the last five years.

NOMINEES

         HOWARD L. BROWN has served as Chairman of the Board of Directors of the Association since 1996 and the Company since 1999. He has been a director of the Association since 1986 and the Company since its inception in 1999. He served as Vice Chairman of the Board of Directors of the Association from 1992 to 1996. Mr. Brown is the former owner of an oil distribution company and has been retired since 1988.

         R.W. WILKINSON, III has served as a director of the Association since 1992 and the Company since 1999. From 1979 to 1988, Mr. Wilkinson served as Managing Officer, Executive Vice President and Corporate Secretary-Treasurer of the Association. From 1963 to 1979, Mr. Wilkinson served as Assistant Manager of the Association. Mr. Wilkinson was elected Vice-Chairman of the Board of Directors of the Association in 1997 and the Company since its inception in 1999.

CONTINUING DIRECTORS

         PAUL K. BRIXHOFF worked in the automotive parts supply business for over 29 years. He retired in 1982. He has served as a director of the Association since 1970 and the Company since its inception in 1999.

         ANNA O. SUMERLIN has served as the Association's President and Chief Executive Officer since 1995 and the Company's President and Chief Executive Officer since its inception in 1999. Ms. Sumerlin also served as the Managing Officer, Executive Vice President, Corporate Secretary and Treasurer from 1988 to 1995 and as the Assistant Manager and Assistant Secretary-Treasurer beginning in 1979. She was elected to the Board of Directors of the Association in 1993 and the Company since its inception in 1999.

         HAROLD R. WASHINGTON has served as a director of the Association since 1969 and the Company since its inception in 1999. He is the former owner of an automobile distributorship and retired in 1980.

         JOHN D. LYON has owned an independent state-certified appraisal company for the past seven years and has owned and managed a real estate portfolio for over 29 years. Mr. Lyon also has close to 33 years of retail management experience. He has served as a director of the Association since 1988 and the Company since its inception in 1999.

         RODNEY M. PRIVETTE is President and a general agent of Privette Insurance Company in Rolesville, North Carolina. Mr. Privette specializes in life insurance, retirement planning, property and casualty insurance and has over 25 years experience in his field. Mr. Privette has served on the Rolesville Fire Department since 1975 and as Fire Chief since 1992. Since 1997, he has served as a director of the Association and the Company since its inception in 1999.

         LEELAN A. WOODLIEF is in retail management and is semi-retired from Woodlief Supply Company, a farming supply store. He has over 50 years experience in the agriculture and insurance businesses. Mr. Woodlief has served as a director of the Association since 1988 and the Company since its inception in 1999.

         WILLIAM S. WOOTEN has operated a successful dental practice in Wake Forest, North Carolina since 1982. Mr. Wooten is a life-long resident of Wake Forest, North Carolina. He has been a director of the Association since 1997 and the Company since its inception in 1999.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         WILLIAM B. FAULKNER, age 53, began employment with the Association on October 1, 2000 as a Vice President. Mr. Faulkner's primary responsibility is in lending. Prior to joining the Association, Mr. Faulkner was a Senior Vice President, Credit Administration, with Triangle Bank from 1998 to 2000. Prior to that, Mr. Faulkner was a Vice President with United Federal Savings Bank from 1982 to 1997, responsible for various lending activities.

         ROBERT C. WHITE, age 45, began employment with the Association on December 1, 1998 as Chief Financial Officer and Vice President. Prior to that, Mr. White served as Chief Financial Officer and Senior Vice President of United Federal Savings Bank in Rocky Mount, North Carolina from April 1997 to September 1998. In September of 1998, United Federal was acquired in a merger transaction. Prior to his appointment with United Federal, Mr. White was a partner in the CPA firm of McGladrey & Pullen, LLP in Raleigh, North Carolina. He was with the CPA firm for nineteen years and was in charge of the local office's financial institutions practice. He has served as a Vice President of the Company since 1999, and as Secretary and Treasurer since 2001.

===============================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.
===============================================================================


                    ----------------------------------------

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                    ----------------------------------------

GENERAL

         The Board of Directors has appointed the firm of Dixon Odom PLLC, to act as independent public accountants for the Company for the fiscal year ending September 30, 2002, and we are asking shareholders to ratify the appointment. Representatives of Dixon Odom PLLC, are expected to attend the annual meeting.

CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS AND FINANCIAL DISCLOSURE

         On August 21, 2000, the Audit Committee of the full board of directors of the Company elected to terminate the audit services of the firm of McGladrey & Pullen, LLP and appoint the firm of Dixon Odom PLLC to serve as the Company's independent auditors for its fiscal year ending September 30, 2000.

         McGladrey & Pullen, LLP had served as the Company's independent accountants in auditing the Company's fiscal year ended September 30, 1999 and subsequent interim period from October 1, 1999 to August 21, 2000. McGladrey and Pullen, LLP's report on the Company's financial statements for the year ended September 30, 1999 was an unqualified opinion.

         During the Company's fiscal year ended September 30, 1999 and the subsequent interim period from October 1, 1999 to August 21, 2000, the Company did not have any disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which would have caused McGladrey & Pullen, LLP to make reference to the subject matter in connection with its report.

         During the Company's fiscal year ended September 30, 1999 and the subsequent interim period from October 1, 1999 to August 21, 2000, the Company (or anyone acting on its behalf) did not consult with Dixon Odom PLLC regarding any application of accounting principle to a specified transaction, either completed or proposed; or any type of audit opinion that might be rendered on the Company's financial statements. Neither a written report nor oral advice was provided by Dixon Odom PLLC to the Company that Dixon Odom PLLC concluded was an important factor considered by the Company in reaching a decision on any accounting, auditing, or financial reporting issue.

         The Company provided McGladrey & Pullen, LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of a Form 8-K dated August 21, 2000. The Company requested that McGladrey & Pullen, LLP provide the Company with a letter addressed to the SEC stating whether it agreed with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. On August 25, 2000, McGladrey & Pullen, LLP responded in a letter that they were in agreement with Company's statements included in its Form 8-K dated August 21, 2000.

AUDIT FEES

         Audit fees. The aggregate fees paid to Dixon Odom PLLC for professional services rendered for the audit of our annual financial statements for the fiscal year ended September 30, 2001, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year, were $27,300.

         Financial Information System Design and Implementation Fees. We did not engage Dixon Odom PLLC for any professional services related to financial information system design and implementation during the fiscal year ended September 30, 2001.

         All Other Fees. The aggregate fees paid to Dixon Odom PLLC for services rendered to us, other than the services described above under "Audit Fees" for the fiscal year ended September 30, 2001 were -0-.


===============================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON ODOM PLLC, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002.
===============================================================================

               INFORMATION ABOUT BOARD OF DIRECTORS AND MANAGEMENT

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Company's Board of Directors currently consists of nine members. The Company's federal stock charter and bylaws provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of two directors expire at the annual meeting.

         The Board of Directors oversees the Company's business and monitors the performance of the Company's management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board which are held on a monthly basis. Our directors also discuss business and other matters with the Chairman and the President, other key executives, and our principal external advisers (legal counsel, auditors, financial advisors and other consultants).

         The Board of Directors of the Company held 12 regular meetings during the fiscal year ended September 30, 2001. Each incumbent director attended at least 75% of the meetings of the Board of Directors plus committee meetings on which that particular director served during this period.

COMMITTEES OF THE BOARD

         The Board of Directors of the Company have established the following committees:

NOMINATING        The Nominating Committee for fiscal year 2001 was chaired by
COMMITTEE         Director Sumerlin, with Director Brixhoff serving as a
                  member. The committee met once in fiscal year 2001. The committee is responsible for nominating persons for election to the board of directors and also reviews if any shareholder nominations comply with the notice procedures set forth in the Company's bylaws. The Company's bylaws set forth a procedure for shareholders to nominate directors by notifying the Secretary of the Company in writing and meeting other requirements set forth in the bylaws.


COMPENSATION      The Compensation Committee is chaired by Director Woodlief,
COMMITTEE         with Directors Brown and Wilkinson as members. This committee establishes the compensation of the Chief Executive Officer, approves the compensation of other officers and determines compensation and benefits to be paid to employees of the Company and the Association. It also sets directors' fees and bonuses. The committee met four times in 2001. The
                  Compensation Committee also acts as the ESOP Committee, and meets to review the Company's ESOP. The Compensation Committee is currently acting as the "Option Plan Committee" and the "RRP Committee" in administering the Option Plan and RRP, respectively.

EXECUTIVE         The Executive Committee is chaired by Director Brown, with
COMMITTEE         Directors Sumerlin, Wilkinson and Woodlief as members. This committee meets as requested by management, and pursuant to the bylaws of the Company, may act on behalf of the Board except for such matters as declaration of dividends, changes to the Company's charter or bylaws, or other material issues as defined in the bylaws. All actions of this committee are reviewed by the entire Board of Directors at its next regular meeting. The Executive Committee met twice during fiscal 2001.

AUDIT             The Audit Committee is chaired by Director Lyon,  with
COMMITTEE         with Directors Privette and Brown as members. This committee reviews any internal audit findings reported by the Company's internal audit function and is responsible for reviewing and evaluating the annual audit reports of the Company's independent auditors. The board of directors of the Company have adopted a written charter for the Audit Committee. All members of the Audit Committee are independent directors as defined under the National Association of Securities Dealers listing standards. The committee met two times in the 2001 fiscal year.


AUDIT COMMITTEE REPORT

               WAKE FOREST BANCSHARES, INC. AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

         The Audit Committee has reviewed and discussed the audited financial statements with management. The committee has also reviewed and discussed with Dixon Odom PLLC ("Dixon Odom"), their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

         The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committee), as may be modified or supplemented, and has discussed with Dixon Odom its independence.

         Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors of Wake Forest Bancshares, Inc. that the audited financial statements be included in Wake Forest Bancshares, Inc.'s Annual Report on Form 10-KSB for the year ended September 30, 2001.

                                AUDIT COMMITTEE OF WAKE FOREST BANCSHARES, INC.

                                John D. Lyon (Chairman)
                                Howard L. Brown
                                Rodney M. Privette

DIRECTOR'S COMPENSATION

         Fee Arrangements. Currently, each non-employee director of the Company receives a fee of $600 per meeting attended except for the Chairman who receives $900 per meeting attended. Directors are not compensated for attending committee meetings. In addition, each non-employee director who has attended a minimum of 75% of the aggregate number of the Board and committee meetings of which he or she is a member called during the respective calendar year, will receive an annual retainer fee of $3,700, payable in December. The aggregate amount of fees paid to such directors by the Company for the year ended September 30, 2001, was approximately $39,500. Directors are also covered by the Option Plan and RRP. See "- Benefits - Stock Option Plan, "and" - Recognition and Retention Plan."

         Directors' Retirement Plan. The Company has adopted a nonqualified Retirement Plan for Board Members of the Company (the "Directors' Retirement Plan"), which provides benefits to each eligible director commencing on his or her termination of Board service at or after age 65. Each director who serves or has agreed to serve as an director automatically becomes a participant in the Directors' Retirement Plan. An eligible director retiring at or after age 65 will be paid an annual retirement benefit equal to the lesser of the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him or her for the 12-month period immediately prior to his or her termination of board service or $5,000, multiplied by a fraction, the numerator of which is the number of his or her years of service as a director (including service as a director or trustee of the Company or any predecessor) and the denominator of which is 10. An individual who terminates board service after having served as a director for 10 years may elect to begin collecting benefits under the Directors' Retirement Plan at or after attainment of age 50, but the annual retirement benefits payable to him or her will be reduced pursuant to the Directors' Retirement Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits are paid for a fixed period of 10 years. Upon a change in control, participants will receive an immediate lump sum distribution of their benefit.

         Other Arrangements. Mr. Lyon's state-certified independent appraisal company is one of the appraisers designated by the Company to perform appraisals. A fee of $225 to $300 per appraisal is charged to the borrower. In the fiscal year 2001, Mr. Lyon's appraisal company received $7,338 in appraisal fees from borrowers.

         In addition, Mr. Brown performs inspections on collateral associated with construction loans that are originated by the Association. In fiscal year 2001, Mr. Brown received $23,970 for such inspection fees.

EXECUTIVE COMPENSATION

         Cash Compensation. The following table sets forth the cash compensation paid by the Company for services rendered in all capacities during the fiscal years ended September 30, 2001, 2000 and 1999, to the President and Chief Executive Officer of the Company and the Association and to the other most highly compensated executive officer of the Company whose salary plus bonus for 2001 was at least $100,000.


                                                     SUMMARY COMPENSATION TABLE
                                                     --------------------------


                                                                                                       LONG TERM COMPENSATION
                                                                                                -----------------------------------
                                                            ANNUAL COMPENSATION(1)                      AWARDS
                                               ----------------------------------------------   --------------------
                                                                                    OTHER       RESTRICTED
                                                                                    ANNUAL         STOCK                ALL OTHER
                                                           SALARY                COMPENSATION      AWARDS    OPTIONS   COMPENSATION
  NAME AND PRINCIPAL POSITIONS                  YEAR       ($)(1)     BONUS($)       ($)(2)         ($)        (#)      ($)(3)(4)
-------------------------------------------    ------      ------   ----------   ------------   ----------   -------   ------------
Anna O. Sumerlin, President and Chief           2001       99,125     80,000            -            -          -           24,854
Executive Officer                               2000       94,500     78,000            -            -          -           18,576
                                                1999       89,500     60,000            -            -          -           21,145

Robert C. White, Vice President, Chief          2001       88,625     15,000            -            -          -           14,824
Financial Officer, Secretary and Treasurer      2000       80,875     10,000            -            -          -            8,976
                                                1999       75,000      5,000            -            -          -           11,696


------------------

(1) Includes amounts, if any, deferred pursuant to Section 401(k) of the Code under the Company's 401(k) Plan.
(2) For 2001, 2000 and 1999, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) Includes (i) the dollar value of premiums, if any, paid by the Company with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the Chief Executive Officer and (ii) the fair market value of 1,462, 1,548 and 1,497 shares allocated to the Chief Executive Officer under the ESOP during the fiscal years ended September 30, 2001, 2000 and 1999, respectively, based on a closing price of $17.00, $12.00 and $14.125 on September 30, 2001, September 30, 2000 and September 30, 1999 respectively. See "- Benefits - Employee Stock Ownership Plan and Trust."
(4) Includes (i) the dollar value of premiums, if any, paid by the Company with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the Mr. White and (ii) the fair market value of 872, 748 and 828 shares allocated to Mr. White under the ESOP during the fiscal years ended September 30, 2001, 2000 and 1999, respectively, based on a closing price of $17.00, $12.00 and $14.125 on September 30, 2001, September 30, 2000 and
    September 30, 1999 respectively. See "- Benefits - Employee Stock Ownership Plan and Trust."

EMPLOYMENT AGREEMENTS


         The Company, through the Association, is a party to an employment agreement with each of Mrs. Sumerlin, Mr. White and Mr. Faulkner ("Senior Executives"). These employment agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company will be able to maintain a stable and competent management base. The continued success of the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The employment agreements provide for three-year terms. They provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the employment agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The employment agreements provide that the Senior Executive's base salary will be reviewed annually by the Compensation Committee of the Board. The employment agreements provide that each of the Senior Executive's base salary may be increased on the basis of her or his job performance and the overall performance of the Company. The base salaries for Mrs. Sumerlin, Mr. White and Mr. Faulkner as of September 30, 2001 were $100,500, $90,500 and $65,000, respectively. Each Senior Executive may receive a bonus based upon achievement of prescribed performance criteria. In addition to base salary, the employment agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by the Company and the Senior Executive. The employment agreements provide for termination by the Company at any time for cause as defined in the employment agreements. In the event the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Company upon: (i) failure to re-appoint, elect or re-elect the Senior Executive to her or his current offices; (ii) a material change in the Senior Executive's functions, duties or responsibilities; (iii) a relocation of the Senior Executive's principal place of employment outside Wake County without the Senior Executive's consent; (iv) liquidation or dissolution of the Company; (v) a change of control of the Company; or (vi) a breach of the employment agreement by the Company, the Senior Executive or, in the event of death, her or his beneficiary, is entitled to a lump sum cash payment in an amount equal to three times the Senior Executive's highest rate of annual salary, including bonuses and stock awards included as W-2 wages achieved during the employment period, and the additional contributions or benefits under any employee benefit plans of the Company or the Association that the Senior Executive would have earned assuming such executive was fully vested in the plans. The Company would also continue the Senior Executive's life, health and disability insurance coverage for three years.

         The employment agreements restrict the dollar amount of compensation and benefits payable to a Senior Executive in the event of termination following a "change in control" to three times the Senior Executive's average annual compensation for the previous five calendar years. In general, for purposes of the employment agreements and the plans maintained by the Company, a "change in control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security, such as common stock of the Company, or in the event of a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of the majority of the Board of Directors of the Company. The Senior Executives are entitled to reimbursement of certain costs incurred in negotiating, interpreting or enforcing the employment agreements. Each employment agreement also provides for the Company to indemnify the Senior Executive to the fullest extent allowable under federal law.

         Cash and benefits paid to a Senior Executive under the employment agreements together with payments under other benefit plans following a "change in control" of the Company may constitute an "excess parachute" payment under
Section 280G of the Internal Revenue Code of 1986, as amended, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company. Compensation payable to the Senior Executive shall be reduced if such reduction would avoid the assessment of the excise tax.

BENEFITS

         Employee Stock Ownership Plan and Trust. This plan is a tax-qualified plan that covers substantially all salaried employees of the Association. The ESOP purchased 41,200 shares of common stock issued in connection with the reorganization and offering. In order to fund the ESOP's purchase of such common stock, the ESOP borrowed funds from an unaffiliated lender equal to the balance of the aggregate purchase price of the common stock. Although contributions to the ESOP are discretionary, the Company intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of seven years, bears interest at the prime rate, and calls for level annual payments of principal plus accrued interest designed to amortize the loan over its term. Prepayments are also permitted. The loan due from the ESOP is reflected on the Company's balance sheet.

         Shares purchased by the ESOP were pledged as collateral for the loan, and are held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares are released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares are allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation.

         The ESOP committee, which is currently comprised of members of the Compensation Committee, may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may purchase additional shares of common stock in the future.

         Stock Option Plan. The Company has an Option Plan in effect, which was approved by shareholders at the 1997 annual meeting of shareholders. The Company reserved 54,000 shares of common stock for issuance upon the exercise of options granted under the Option Plan. The members of the Board's Compensation Committee who are disinterested directors ("Option Committee") administer the Option Plan. The Option Plan is not subject to ERISA and is not a tax-qualified plan.

STOCK OPTIONS

         The following table provides the value for "in-the money" options, which represent the positive spread between the exercise price of any such existing stock options and the closing price per share of the common stock on September 27, 2001, the last trading day of the 2001 fiscal year, which was $17.00 per share. During the fiscal year ended September 30, 2001, the named executive officers did not exercise any options.


                                                  FISCAL YEAR END OPTION/SAR VALUES



                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-THE-MONEY
                                                             OPTIONS/SARS               OPTIONS/SARS AT FISCAL
                                                         AT FISCAL YEAR END (#)            YEAR END ($)(1)
                                                       ------------------------   ---------------------------------
                       SHARES ACQUIRED     VALUE
                         ON EXERCISE      REALIZED
NAME                         (#)            ($)        EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
---------------------- -----------------  ---------    -------------------------      -------------------------
Anna O. Sumerlin,             -               -               10,800/2,700                   45,900/11,475
President and Chief
Executive Officer


Robert C. White              -               -                    N/A                            N/A
Vice President, Chief
Financial Officer,
Secretary
and Treasurer


------------------

(1) The closing price per share of common stock on September 27, 2001, the last trading day before the fiscal year ended September 30, 2001, was $17.00, and all the options have an exercise price of $12.75 per share, which equals a spread of $4.25 per share.

         Recognition and Retention Plan. The RRP was adopted by the Company and approved by its shareholders at the 1997 annual meeting of shareholders. The Company has established a trust ("RRP Trust") to purchase up to 22,248 shares of the Company's common stock which may be used for awards granted under the RRP.

         Any employee of the Company or any affiliate approved by the board of directors who is selected by the RRP Committee is eligible to participate in the RRP as an "eligible individual." Members of the board of directors of the Company or any affiliate approved by the board of directors who are not employees or officers of the Company or such affiliate are eligible to participate as an "eligible director."

         Stock subject to awards is held in trust pursuant to the RRP until vested. An individual to whom an award is granted is credited with cash dividends with respect to stock subject to awards granted to him or her whether or not vested. Awards generally vest at a rate of 20% over a five year period. However, any shares covered by the award will become 100% vested as of the date of the recipient's death or disability. If an individual covered by an award ceases to be an employee, a director, an advisory director or director emeritus for reasons other than death or disability, the individual forfeits all rights to his or her unvested shares remaining in the RRP Trust. Individuals may designate a beneficiary to receive distributions on account of death. The RRP Committee will exercise voting rights with respect to shares in the RRP Trust in a manner that reflects the votes or responses of all other shareholders and will respond to any tender offer, exchange offer or other offer made to shareholders.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Association has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Association in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, nor did they involve more than the normal risk of collectibility or present other unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $413,300 or 2.84% of the Association's total equity at September 30, 2001.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of common stock to file with the SEC reports of ownership and changes of ownership.

         Officers, directors and greater than 10% shareholders are required by the regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no other person other than Wake Forest Bancorp, M.H.C. that owns 10% or more of the Company's common stock.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with, as of September 30, 2001.

                      -----------------------------------

                                   PROPOSAL 3

           AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION,
                   TO DIRECT THE VOTE OF THE PROXIES UPON SUCH
                    OTHER MATTERS AS MAY PROPERLY COME BEFORE
                   THE ANNUAL MEETING, AND ANY ADJOURNMENT OR
              POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                     A MOTION TO ADJOURN THE ANNUAL MEETING

                      -----------------------------------



GENERAL

         The Board of Directors is not aware of any other business that may properly come before the annual meeting. The Board of Directors seeks the authorization of the shareholders of the Company, in the event matters properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the annual meeting once called to order and to direct the manner in which those shares represented at the annual meeting by proxies solicited pursuant to this proxy statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

         The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the annual meeting ("Proposal 3") requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy at the annual meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 3. The Company intends to vote for the authorization of the Board of Directors to vote upon such other business as may properly come before the annual meeting thereby ensuring a quorum and the likelihood of the approval of Proposal 3.

===============================================================================
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.
===============================================================================

                             ADDITIONAL INFORMATION

INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 2003 Annual Meeting of Shareholders must be received by the Company by September 23, 2002, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

         In addition, under the Company's bylaws, if you wish to nominate a director or bring other business before an annual meeting:

         o You must be a shareholder of record and have given timely notice in writing to the Secretary of the Company; and

         o Your notice must contain specific information required in our bylaws.

                              By Order of the Board of Directors,





                              /s/ Robert C. White
                              Robert C. White
                              Vice President, Chief Financial Officer, Secretary and Treasurer



Wake Forest, North Carolina
January 18, 2002



   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED                      Please mark    ---
            IN ITEM 1 AND A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2 AND 3. 1.                            your vote as   |X|
                                                                                                             indicated in   ---
                                                                                                             this example

                                                                                                          FOR    AGAINST   ABSTAIN
1. Election of two Directors for terms of three years each.          2. Ratification of the appointment   ---      ---       ---
                                                                     of Dixon Odom PLLC as independent    | |      | |       | |
                                                                     auditors for the fiscal year ending  ---      ---       ---
   FOR All nominees (except           WITHHOLD for                   September 30, 2002.
   as otherwise indicated)            all nominees                                                        FOR    AGAINST   ABSTAIN
                                                                     3. Authorization of the Board of     ---      ---       ---
          ---                            ---                         Directors, in its discretion, to     | |      | |       | |
          | |                            | |                         direct the vote of proxies upon      ---      ---       ---
          ---                            ---                         such matters as may properly come
                                                                     before the Annual Meeting, and any
                                                                     adjournment or postponement
Nominees: 01 Howard L. Brown                                         thereof, including, without
          02 R.W. Wilkinson, III                                     limitation, a motion to adjourn the
                                                                     Annual Meeting.

Instruction: TO WITHHOLD AUTHORITY to vote for any individual                     The undersigned hereby acknowledges receipt of
nominee, write that nominee's name in the space provided:                         the Notice of the 2002 Annual Meeting of
                                                                                  Shareholders and the proxy statement, dated
                                                                                  January 18, 2002 for the Annual Meeting.
_____________________________________________________________


                                                                      ------      ________________________________________________
                                                                           |
                                                                           |
                                                                           |      ________________________________________________
                                                                                                    Signature(s)

                                                                                  Dated: ___________________________________, 2002
                                                                                   Please sign exactly as your name appears on this
                                                                                   proxy. Joint owners should each sign personally.
                                                                                   If signing as attorney, executor,
                                                                                   adminis-trator, trustee or guardian, please
                                                                                   include your full title. Corporate or
                                                                                   partnership proxies should be signed by an
                                                                                   authorized officer.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       FOLD AND DETACH HERE




                                                           REVOCABLE PROXY

                                                    Wake Forest Bancshares, Inc.
                                                       302 South Brooks Street
                                                  Wake Forest, North Carolina 27587

                    This Proxy is solicited on behalf of the Board of Directors of Wake Forest Bancshares, Inc.
                               for the Annual Meeting of Shareholders to be held on February 19, 2002.

                        The undersigned shareholder of Wake Forest Bancshares, Inc. hereby appoints John D. Lyon and Leelan A. Woodlief, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Wake Forest Bancshares, Inc.
                     held of record by the undersigned on December 28, 2001 at the 2002 Annual Meeting of
                     Shareholders (the "Annual Meeting") to be held at 2:00 p.m. on February 19, 2002, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 2002 Annual Meeting of Shareholders and Proxy Statement, dated January 18, 2002, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

                        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and for the proposals listed in Items 2 and 3.

                                      PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                                          AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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                                                        FOLD AND DETACH HERE

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